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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A


                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 13, 2006


                           Vermont Pure Holdings, Ltd.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                    000-31797                  03-0366218
----------------------------        ------------         -----------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)         Identification Number)


                1050 Buckingham St., Watertown, Connecticut 06795
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (860) 945-0661


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Exchange Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act     (17 CFR 240.13e-4(c))



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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

       (c)    Exhibits

              The following exhibit was intentionally omitted from Form 8-K filed on June 19, 2006 since the exhibit was unavailable at the time of the filing. The purpose of this amendment is to file this exhibit within the time allowed by Item 304 of Regulation S-K.

       Number       Title
       ------       -----

        16.1        Letter from Deloitte & Touche LLP


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                Vermont Pure Holdings, Ltd.



                                                By: /s/ Bruce S. MacDonald
                                                    ----------------------------
                                                    Bruce S. MacDonald
                                                    Chief Financial Officer

Date: June 19, 2006


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                             Exhibits Filed Herewith


         Exhibit
         Number         Description
         ------         -----------

         16.1           Letter from Deloitte & Touche LLP